CODE NAVY - STATEMENTS OF CASH FLOWS (USD $)	1 Months Ended	3 Months Ended
	Jun. 30, 2014	Sep. 30, 2014
Cash flows from operating activities:
Net loss	$ (21,705)	$ (608)
Increase (decrease) in accounts payable	16,705	(16,397)
Net cash used in operating activities	(5,000)	(17,005)
Contribution to Capital		30,000
Proceeds from issuance of stock	5,000
Net cash provided by financing activities	50,000	30,000
Net increase in cash		12,995
Cash at end of period		$ 12,995